UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2005

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4560 Horton Street, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On March 8, 2005, Chiron Corporation (“Chiron”) issued a press release announcing that (1) it has revised its fourth-quarter and year-end December 31, 2004 financial results, previously released on January 26, 2005 and (2) as described in Item 4.02, that it will restate the financial statements included in its Quarterly Reports on Form 10-Q for the second quarter and third quarter of 2004.

A copy of Chiron’s press release of March 8, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The information furnished pursuant to this Item of this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Chiron’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Chiron expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 4.02.                                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 8, 2005, the Audit Committee of the Board of Directors concluded, in consultation with and upon the recommendation of management and in consultation with Chiron independent auditors, Ernst & Young LLP, that the previously issued financial statements included in its Quarterly Reports on Form 10-Q for the second quarter and third quarter of 2004 should be restated to correct certain errors contained therein and should not be relied upon. Specifically, Chiron has determined that certain sales of the travel vaccine recorded as revenues in the second quarter of 2004 should not have been recorded as revenue at that time, and that portions of those sales should have been recorded as revenues in the third and fourth quarters of 2004 and possibly in later quarters.  The adjustment was identified during Chiron’s ongoing year-end financial statement review and Section 404 Sarbanes-Oxley review.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Press Release issued March 8, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION
(Registrant)

Date: March 9, 2005	By:	/s/ Ursula B.Bartels
Ursula B. Bartels
Vice President and
General Counsel